Exhibit (a)(4)


                            ALLEGIANT ADVANTAGE FUND
                        (A MASSACHUSETTS BUSINESS TRUST)

                     CERTIFICATE OF CLASSIFICATION OF SHARES

          I, Audrey C. Talley, do hereby certify as follows:

          (1) That I am the duly elected Secretary of Allegiant Advantage Fund ("Allegiant Advantage");

          (2) That in such capacity I have examined the records of actions taken by the Board of Trustees of Allegiant Advantage;

          (3) That the Board of Trustees of Allegiant Advantage duly adopted the following resolutions at the Meeting of the Board of Trustees held on August 26, 2009:

APPROVAL OF THE INSTITUTIONAL GOVERNMENT MONEY MARKET FUND.

     A. CREATION OF SHARES.

          RESOLVED, that there is hereby established the Allegiant Advantage Institutional Government Money Market Fund (the "IGMM Fund") series of shares of Allegiant Advantage;

          FURTHER RESOLVED, that pursuant to Section 5.1 of Allegiant Advantage's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest (no par value) in Allegiant Advantage be, and hereby are, classified and designated as follows:

          NAME OF CLASS OF SHARES

          Allegiant Advantage Institutional Government Money Market Fund - Institutional Shares

          Allegiant Advantage Institutional Government Money Market Fund - Advisor Shares

          Allegiant Advantage Institutional Government Money Market Fund - Service Shares

          FURTHER RESOLVED, that all consideration received by Allegiant Advantage for the issue or sale of Institutional Shares, Advisor Shares and Service Shares of the IGMM Fund shall be invested and reinvested with the consideration received by Allegiant Advantage for the issue and sale of all other shares of beneficial interest in Allegiant Advantage now or hereafter designated as IGMM Fund shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Allegiant Advantage allocated to shares of the IGMM Fund by the Board of Trustees in accordance with Allegiant Advantage's Declaration of Trust, and each series included in the IGMM Fund shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that each share of each series in the IGMM Fund shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Allegiant Advantage now or hereafter designated as a Institutional Share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Allegiant Advantage in respect to the IGMM Fund or such other shares and in respect of any general expenses and liabilities of Allegiant Advantage allocated to the IGMM Fund or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

          (a) only the Institutional Shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Institutional Shares; and (iii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Institutional Shares;

          (b) only the Advisor Shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant Advantage which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Advisor Shares; and (iii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Advisor Shares; and

          (c) only the Service Shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant Advantage which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Service Shares; and (iii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Service Shares;

          FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the IGMM Fund shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the IGMM Fund, except to the extent permitted by rule or order of the Securities and Exchange Commission ("SEC"):

          (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Allegiant Advantage relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant Advantage, only Institutional Shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Allegiant Advantage other than Institutional Shares, such other affected shares in Allegiant Advantage shall also be entitled to vote and, in such case, Institutional Shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant Advantage; and
               (ii) if said matter does not affect Institutional Shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant Advantage other than Institutional Shares;

          (b) on any matter that pertains to the agreements or expenses and liabilities described in clause (i) of paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Allegiant Advantage relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant Advantage, only Advisor Shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Allegiant Advantage other than Advisor Shares, such other affected shares in Allegiant Advantage shall also be entitled to vote and, in such case, Advisor Shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of

               Allegiant Advantage; and (ii) if said matter does not affect Advisor Shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant Advantage other than Advisor Shares;

          (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) of paragraph (c) of the immediately preceding resolution (or to any plan or other document adopted by Allegiant Advantage relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant Advantage, only Service Shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Allegiant Advantage other than Service Shares, such other affected shares in Allegiant Advantage shall also be entitled to vote and, in such case, Service Shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant Advantage; and (ii) if said matter does not affect Service Shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant Advantage other than Service Shares;

          FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the IGMM Fund;

          FURTHER RESOLVED, that the appropriate officers of Allegiant Advantage be, and each of them hereby is, authorized, at any time after the effective date and time of a Post-Effective Amendment to Allegiant Advantage's Registration Statement relating to the IGMM Fund to issue and redeem from time to time such shares representing interests in the IGMM Fund in accordance with the Registration Statement under the Securities Act of 1933, as the same may from time to time be amended, and the requirements of Allegiant Advantage's Declaration of Trust and applicable law, and that such shares, when issued for the consideration described in such amended Registration Statement, shall be validly issued, fully paid and non-assessable by Allegiant Advantage; and

          FURTHER RESOLVED, that the officers of Allegiant Advantage be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers and writings, including but not limited to, any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to, changing the foregoing resolutions upon advice of counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of Allegiant Advantage and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions, such determination to be conclusively evidenced by said officers taking any such actions.

APPROVAL OF THE ALLEGIANT ADVANTAGE INSTITUTIONAL TREASURY MONEY MARKET FUND.

     B. CREATION OF SHARES.

          RESOLVED, that there is hereby established the Allegiant Advantage Institutional Treasury Money Market Fund (the "ITMM Fund") series of shares of Allegiant Advantage;

          FURTHER RESOLVED, that pursuant to Section 5.1 of Allegiant Advantage's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest (no par value) in Allegiant Advantage be, and hereby are, classified and designated as follows:

          NAME OF CLASS OF SHARES

          Allegiant Advantage Institutional Treasury Money Market Fund - Institutional Shares

          Allegiant Advantage Institutional Treasury Money Market Fund - Advisor Shares

          Allegiant Advantage Institutional Treasury Money Market Fund - Service Shares

          FURTHER RESOLVED, that all consideration received by Allegiant Advantage for the issue or sale of Institutional Shares, Advisor Shares and Service Shares shall be invested and reinvested with the consideration received by Allegiant Advantage for the issue and sale of all other shares of beneficial interest in Allegiant Advantage now or hereafter designated as ITMM Fund shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Allegiant Advantage allocated to shares of the ITMM Fund by the Board of Trustees in accordance with Allegiant Advantage's Declaration of Trust, and each series included in the ITMM Fund shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that each share of each series in the ITMM Fund shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Allegiant Advantage now or hereafter designated as an Institutional Share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Allegiant Advantage in respect to the Fund or such other shares and in respect of any general expenses and liabilities of Allegiant Advantage allocated to the ITMM Fund or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees:

          (a) only the Institutional Shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Institutional Shares; and (iii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Institutional Shares;

          (b) only the Advisor Shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant Advantage which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Advisor Shares; (iii) the expenses and liabilities of distribution fees payable under Allegiant Advantage's A Shares Distribution Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Advisor Shares; and

          (c) only the Service Shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Allegiant Advantage which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Service Shares; and (iii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Service Shares;

          FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the ITMM Fund shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the ITMM Fund, except to the extent permitted by rule or order of the
     SEC:

          (a) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) of paragraph (a) of the immediately preceding resolution (or to any plan or document adopted by Allegiant Advantage relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant Advantage, only Institutional Shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Allegiant Advantage other than Institutional Shares, such other affected shares in Allegiant Advantage shall also be entitled to vote and, in such case, Institutional Shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant Advantage; and
               (ii) if said matter does not affect Institutional Shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant Advantage other than Institutional Shares;

          (b) on any matter that pertains to the agreements or expenses and liabilities described in clause (i) of paragraph (b) of the immediately preceding resolution (or to any plan or document adopted by Allegiant Advantage relating to said agreements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant Advantage, only Advisor Shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Allegiant Advantage other than Advisor Shares, such other affected shares in Allegiant Advantage shall also be entitled to vote and, in such case, Advisor Shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant Advantage; and (ii) if said matter does not affect Advisor Shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant Advantage other than Advisor Shares;

          (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) of paragraph (c) of the immediately preceding resolution (or to any plan or other document adopted by Allegiant Advantage relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Allegiant Advantage, only Service Shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Allegiant Advantage other than Service Shares, such other affected shares in Allegiant

               Advantage shall also be entitled to vote and, in such case, Service Shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Allegiant Advantage; and (ii) if said matter does not affect Service Shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Allegiant Advantage other than Service Shares;

          FURTHER RESOLVED, that the aforesaid classes or series of shares shall represent interests in the ITMM Fund;

          FURTHER RESOLVED, that the appropriate officers of Allegiant Advantage be, and each of them hereby is, authorized, at any time after the effective date and time of a Post-Effective Amendment to Allegiant Advantage's Registration Statement relating to the ITMM Fund to issue and redeem from time to time such shares representing interests in the ITMM Fund in accordance with the Registration Statement under the Securities Act of 1933, as the same may from time to time be amended, and the requirements of Allegiant Advantage's Declaration of Trust and applicable law, and that such shares, when issued for the consideration described in such amended Registration Statement, shall be validly issued, fully paid and non-assessable by Allegiant Advantage; and

          FURTHER RESOLVED, that the officers of Allegiant Advantage be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers and writings, including but not limited to, any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to, changing the foregoing resolutions upon advice of counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of Allegiant Advantage and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions, such determination to be conclusively evidenced by said officers taking any such actions.

CREATION OF SERVICES SHARES TO ALLEGIANT ADVANTAGE INSTITUTIONAL MONEY MARKET
FUND

     A. CREATION OF SHARES

          RESOLVED, that the Board determines that the proposal to offer a series of shares representing interests in the Allegiant Advantage Institutional Money Market Fund is in the best interest of Advantage and its shareholders and that such proposal be, and hereby is, approved;

          FURTHER RESOLVED, that, pursuant to Section 5.1 of Advantage's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Advantage (no par value) be, and hereby are, classified and designated as follows:

Class of Shares   Fund
---------------   ----
Service Shares    Allegiant Advantage Institutional
                  Money Market Fund

          FURTHER RESOLVED, that all consideration received by Advantage for the issue or sale of Service shares shall be invested and reinvested with the consideration received by Advantage for the issue and sale of all other shares of beneficial interest in Advantage now or hereafter designated as Service shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Service Class") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Advantage allocated to shares of the Service Class by the Board of Trustees in accordance with Advantage's Declaration of Trust, and each series included in the Service Class shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that each share of each series in the Service Class shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Advantage now or hereafter designated as a Service share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Advantage in respect to the Service Class or such other shares and in respect of any general expenses and liabilities of Advantage allocated to the Service Class or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission ("SEC") and as may be from time to time determined by the Board of Trustees only the Service shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Advantage which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Service shares; and (iii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Service Shares;

          FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Service Class shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Service Class, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Advantage relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Advantage, only Service shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Advantage other than Service shares, such other affected shares in Advantage shall also be entitled to vote and, in such case, Service shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Advantage; and (ii) if said matter does not affect Service shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Advantage other than Service shares;

          FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Allegiant Advantage Institutional Money Market Fund.

          RESOLVED, that the appropriate officers of Advantage be, and each of them hereby is, authorized, at any time after the effective date and time of the Post-Effective Amendment to Advantage's Registration Statement relating to the Service Shares of the above-referenced funds to issue and redeem from time to time shares of each of the above-referenced Service Class representing interests in the above-referenced funds, in accordance with the Registration Statement under the 1933 Act, as the same may from time to time be amended, and the requirements of Advantage's Declaration of Trust and applicable law, and that such shares, when issued for the consideration described in such amended Registration Statement, shall be validly issued, fully paid and non-assessable by Advantage.

          RESOLVED, that the officers of Advantage be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers and writings, including but not limited to, any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to, changing the foregoing resolutions upon advice of Advantage's counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of Advantage and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions, such determination to be conclusively evidenced by said officers taking any such actions.

                                        /s/ Audrey C. Talley
                                        ----------------------------------------
                                        Audrey C. Talley

Dated: September 24, 2009

Subscribed and sworn to before
me this 24th day of September, 2009


/s/ Pamela J. Pierce
-------------------------------------
Notary Public